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                   USAA STATE TAX-FREE TRUST
 Florida Tax-Free Income Fund          Texas Tax-Free Income Fund
 Florida Tax-Free Money Market Fund    Texas Tax-Free Money Market Fund

                SUPPLEMENT DATED JANUARY 2, 1996
          TO THE STATEMENTS OF ADDITIONAL INFORMATION
                      DATED AUGUST 1, 1995



     Effective January 1, 1996, M. Staser Holcomb replaced Hansford T. Johnson as Trustee and Chairman of the Board of Trustees and C. Dale Briscoe retired from the Board of Trustees. The paragraph under the caption "Trustees and Officers of the Trust" relating to Hansford T. Johnson is replaced with the following information:

M. Staser Holcomb 1, 2
Trustee and Chairman of the Board of Trustees
Age: 63

President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/96-present); Executive Vice President, Chief Information Officer, United Services Automobile Association (USAA) (2/94-12/95); Executive Vice President, Chief Financial Officer, USAA and President, Director and Vice Chairman of the Board of Directors, USAA Capital Corporation (9/91-1/94); and Executive Vice President, Property & Casualty Operations, USAA (1/90-8/91). Mr. Holcomb also will serve as a Trustee and Chairman of the Board of Trustees of USAA Investment Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

     Also effective January 1, 1996, Bradford W. Rich, Senior
Vice President, General Counsel and Secretary, USAA, replaced
William McCrae as a Director of USAA IMCO.

27811-0196